OPPENHEIMER INTERNATIONAL VALUE FUND

Supplement dated February 4, 2013 to the

Prospectus and Statement of Additional Information dated March 29, 2012

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer International Value Fund (the “Fund”), each dated March 29, 2012 and is in addition to any other supplement.

The Prospectus is revised as follows:

1.	The section titled “Portfolio Manager,” on page 5 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Manager. James C. Ayer, CFA, has been portfolio manager of the Fund since February 2013.

2.	The section titled “Portfolio Manager,” on page 10 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Manager.  The Fund's portfolio is managed by James C. Ayer, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Ayer, CFA, has been a portfolio manager of the Fund since February 2013.

Mr. Ayer has been a Vice President of the Sub-Adviser since February 2013. Mr. Ayer was a General Partner, Portfolio Manager, and Member of the Executive Management Committee at Tiedemann Investment Group from 1996 to 2013. He was a portfolio manager on the Global Equity team at the Sub-Adviser from 1992 to 1995.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The Statement of Additional Information (“SAI”) is revised as follows:

1.	The SAI is amended to reflect that Randall Dishmon will no longer serve as Vice President and portfolio manager of the Fund. All references to Randall Dishmon contained within the SAI are hereby removed.

2.	The section titled “Portfolio Manager,” on page 42 of the SAI, is deleted in its entirety and is replaced with the following:

Portfolio Manager. The Fund is managed by James C. Ayer (the “Portfolio Manager”) who is responsible for the day-to-day management of the Fund’s investments.

▪	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Mr. Ayer also manages other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of February 1, 2013. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[1]
James C. Ayer[1]	N/A	N/A	N/A	N/A	N/A	N/A

1. Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

2. Mr. Ayer did not become a portfolio manager until February 4, 2013.

3.	The section titled “Compensation of the Portfolio Manager” on page 42 of the SAI is deleted and replaced in its entirety with the following:

Compensation of Portfolio Managers. Portfolio managers are employed and compensated by the Sub-Adviser or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager's compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager's responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers' interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager's compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for portfolio managers with respect to the Fund is Morningstar-Foreign Large Value. The compensation structure of the other funds and accounts managed by the Portfolio Manager are generally the same as the compensation structure of the Fund, described above.

4.	The section entitled “Ownership of Fund Shares” on page 43 of the SAI is deleted in its entirety and replaced with the following:

▪	Ownership of Fund Shares. As of February 1, 2013, the Portfolio Manager beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
James C. Ayer[1]	N/A

1. Mr. Ayer did not become portfolio manager until February 4, 2013.

February 4, 2013	PS0254.039